Exhibit 10.1
Contract
for
Engineering Services
between
Earthwatch Incorporated
and
Ball Aerospace &
Technologies Corporation
Contract #9602-0117
Earthwatch Incorporated: “An Imaging and Information Company”

1900 Pike Road, Longmont, Colorado USA 80501-6700
Tel: 303.682.3800 Fax: 303.682.3848

          This Contract is entered into this 1st day of March, 1996, by and between Earthwatch, Incorporated, a corporation organized and existing under the laws of the State of Delaware, having an office at 1900 Pike Road, Longmont, Colorado, 80501, (hereinafter referred to as “Earthwatch”), and Ball Aerospace and Technologies Corporation, a corporation organized and existing under the laws of the State of Delaware, having an office at 10 Longs Peak Drive, Broomfield, Colorado, 80021 (hereinafter referred to as “BATC”).
WITNESSETH
          WHEREAS, Earthwatch has a need for engineering and technical management support for integration and test of privately owned satellite remote sensing systems,
          WHEREAS, BATC is willing to provide the engineering and technical management support to assist Earthwatch‘s technical staff,
          WHEREAS, BATC has agreed with Earthwatch to provide technical assistance to Earthwatch for certain consideration,
          NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained, the parties hereby agree as follows:
Article 1. Services
BATC will provide and Earthwatch will pay for the engineering and technical management support required to assist Earthwatch in the integration and test of satellite remote sensing systems throughout the period of performance and in accordance with the terms and conditions of this contract. Such services shall be performed by individuals as employees of BATC, an independent contractor. BATC shall not provide Services under this Agreement, which are performed by its employees, in jurisdictions where such employees have not been admitted to practice such professional services or otherwise do not have a requisite professional license or certification. BATC shall determine both the staffing required and the particular personnel assigned to perform the Services. The work contemplated to be performed by BATC shall be at or about the Earthwatch facilities located in California and Colorado.
Article 2. Price
The price of the Services is exclusive of all sales, use, value added, excise, privilege, personal property or other taxes or duties occasioned by the use of the Services.
2.1 Labor
All Labor charges shall be at BATC‘s actual labor costs plus burdens and profit at [**Redacted**]. The following hourly rates represent the average selling price per labor hour for each of the available labor categories:
[***Redacted***]

2.2 Materials
All Material charges shall be at BATC‘s actual cost plus burdens at [**Redacted**]. Profit shall not be included in Material charges.
          Sample Calculations:

[**Redacted**]	[**Redacted**]
[**Redacted**]
[**Redacted**]
2.3 Other Direct Costs (ODC)
ODC charges such as expenditures for telephone, mailing, computer time and miscellaneous expenses shall be charged at BATC‘s actual cost plus burdens at [**Redacted**]. Profit shall not be included in ODC charges.
2.3.1 Travel
Travel costs including airfare, automobile rental, lodging, meals, and miscellaneous expense will be charged at BATC‘s actual costs as defined in BATC Directive and Procedure No. D & P 10.03, dated May 1, 1992 as amended, plus burdens at [**Redacted**]. Profit will not be included in travel charges.
Article 3. Payment
Payment will be made by Earthwatch within net 30 days after the date of BATC‘s monthly invoice to:
Ball Corporation
10 Longs Peak Drive
Broomfield, CO 80021
Article 4. Period of Performance
The term of this Contract is from 1 March 1996 through 31 December 1996. Any work requested that will require performance beyond this date will require a written amendment to this contract.
Article 5. Warranty
BATC AGREES TO PERFORM ITS SERVICES WITH THAT STANDARD OF CARE AND GOOD FAITH AS IT USES IN PERFORMING SERVICES FOR ITS OWN ACCOUNT. THE

FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, GUARANTEES, DUTIES OR OBLIGATIONS, WHETHER EXPRESSED, IMPLIED OR STATUTORY, ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE ARISING OUT OF THIS CONTRACT OR THE SERVICES.
Article 6. Independent Contractor
BATC shall not and shall not be deemed to, as a result of the performance of the work, supervise, direct or have control over the performance by Earthwatch or its lower tier subcontractors (if any) and vendors (if any) nor shall BATC have authority over or responsibility for means, methods, techniques, sequences or procedures of work selected by Earthwatch or its subcontractors and vendors or for any failure to comply with any contract requirements, laws, regulations, rules, ordinances or codes applicable to Earthwatch‘s work. BATC does not guarantee the performance of work by Earthwatch, its subcontractors and vendors; Earthwatch shall be solely responsible for the performance of its work in accordance with Earthwatch‘s contract with its customers and for the performance of Earthwatch‘s subcontractors and vendors in their respective contracts with Earthwatch.
Article 7. Indemnification
Earthwatch recognizes that it is solely responsible for its own performance, the performance of its subcontractors and any other consultants with respect to the Earthwatch business activities or any other use which may be made of the work furnished hereunder. Earthwatch hereby waives any claim it may have against BATC, its officers, directors, contractors, subcontractors, employees and agents, and agrees to indemnify and save BATC, its officers, directors, contractors, subcontractors, employees, and agents harmless from any and all claims, losses, lawsuits, damages, costs or expenses including reasonable attorneys’ fees including without limitation claims by Earthwatch employees, arising from or relating to:
(a)	the performance or nonperformance by BATC of the work or the furnishing by BATC of facilities, equipment or administrative and technical information or assistance hereunder, irrespective of whether such claim, loss, lawsuit, damage, cost or expense arises out of or is alleged to have arisen out of or caused by breach of warranty or otherwise, except in the case of BATC‘s gross negligence or willful misconduct;

(b)	the use by Earthwatch of any technical information, administrative assistance, consultations or advice furnished by BATC or its employees that infringes or is alleged to infringe any patents, copyrights or other intellectual property rights owned by third parties;

(c)	damage to property of BATC and its customers, and injuries, including fatal injury, to all persons arising out of or related to this Contract.
The provisions of this section shall survive rescission, termination, expiration or cancellation of this Contract.

Article 8. Proprietary Information
Earthwatch and BATC understand that data or information disclosed by either party or any of its operating divisions to any employee during the performance of this agreement may be deemed to be Proprietary and Confidential to the disclosing party. Therefore, the parties undertake to treat and maintain such data in strict secrecy and confidence.
Data and information generated by BATC under the terms of this contract shall be considered Earthwatch Proprietary and marked accordingly. Earthwatch shall have exclusive right to use this data for other markets. Exclusive of the data and information generated under the terms of this agreement, Earthwatch and BATC understand that certain other data disclosed by either party may be deemed Proprietary and Confidential by that party.
This Article shall not restrict the use by either party of information which, as established by written documentation, is substantially in its entirety (i) publicly available from sources other than as a result of disclosure directly or indirectly by either party, (ii) obtained on a non-confidential basis from a source other than the disclosing party which is entitled to disclose the information and/or (iii) independently developed by the receiving party without use of the other party’s Proprietary data provided.
Both parties shall exercise all proper diligence and use every proper precaution to prevent any other party from having access to Proprietary data provided, however, that either party shall be entitled to disclose the Proprietary data to responsible consultants, advisors, vendors and suppliers of equipment, software and services who are necessary to carry out its business and the purposes of this Agreement and who have entered into nondisclosure agreements with the receiving party in a form no less restrictive that the terms of this Article.
Both parties shall abide by all confidentiality obligations relating to third party information that may be included in the Proprietary data disclosed to the receiving party, provided that the receiving party is notified in writing or otherwise becomes aware of such confidentiality obligations prior to the time that the party fails to abide by such obligations, and shall indemnify and hold the other harmless form and against all claims, damages, losses, costs and expenses (including reasonable attorneys’ fees) arising out of or alleged to have arisen out of either party’s failure to do so, provided that the other party is notified in writing by the disclosing party or otherwise becomes aware of such confidentiality obligations prior to the time of the failure to abide by such obligations.
The provisions of this section shall survive rescission, termination, expiration or cancellation of this Contract.
Notwithstanding any provision of this agreement, Earthwatch shall have the exclusive right to use data and information developed by BATC for Earthwatch in commercial markets as defined in the Property Transfer Agreement dated January 27, 1995 and BATC shall have the right to use such data and information for all other uses and markets.

Article 9. Access
Earthwatch agrees to grant access to representatives of BATC to its facilities and its employees, agents and consultants to provide the services provided for under this Agreement, if necessary.
Article 10. Delegation of Responsibilities
In consultation with Earthwatch, BATC may delegate its responsibilities and obligations hereunder from time to time as may be required in its discretion, but no such delegation shall operate to relieve either party from its responsibility for the faithful performance of this Agreement.
Article 11. Force Majeure
BATC or Earthwatch, as appropriate, shall be excused for failure to perform any part of this Agreement due to events beyond its control, including but not limited to: fire, storm, flood, earthquake, explosion, accident, acts of public enemy, riots and other civil disturbances, injunctions, transportation embargoes or delays, acts of God, failure of performance of third parties necessary to BATC‘s or Earthwatch‘s performance under this Agreement, or the laws or regulations of the federal, state or local government or branch or agency thereof; provided, however, no force majeure event shall excuse the obligation of the party claiming the benefit of a force majeure event from paying the applicable fees for any services provided by the other party.
Article 12. Termination
Earthwatch may terminate BATC‘s assistance by giving thirty (30) days advance written notice to BATC, specifying the effective date upon which BATC‘s services are terminated. In such event, BATC shall be paid pursuant to the terms of this Contract for (a) all work performed up to the effective date of such termination, (b) for time and materials using the rates in Article 4 above, which may be incurred by BATC after the effective date of termination attributable to bringing BATC‘s work to an orderly conclusion. A proposal for (b) above shall be submitted to Earthwatch within thirty (30) days of written notification of termination; such proposal when added to the work accomplished to date shall not exceed the total value of this Contract.
Article 13. Applicable Laws
This Contract shall be governed by and construed in accordance with the laws of the STATE OF COLORADO, U.S.A.
Article 14. Arbitration
Any dispute or controversy arising out of, in connection with or in relation to this Contract will be determined and settled, at the election of either party made within sixty (60) days of receipt of written notice of the existence of any such dispute or controversy, by arbitration to be held in Denver, Colorado, in accordance with the rules then prevailing of the American Arbitration Association. Arbitration may be conducted by one arbitrator by mutual agreement of the parties or by three arbitrators, if the parties cannot so agree, with each party choosing one arbitrator and the chosen arbitrators choosing the third. Any award rendered therein shall be final and binding upon BATC and Earthwatch and may be entered thereon in the appropriate state court of the State of Colorado for the City and County of Denver.
Article 15. Liability
(a)	The sole remedy of Earthwatch for any claim relating to the performance or nonperformance of the Services or other obligations under this Contract shall be a refund by BATC to Earthwatch of any charges or fees paid for the applicable Services. It is expressly agreed that the Contract sets forth the sole and exclusive remedies available to Earthwatch and that BATC‘s liabilities are limited as set forth herein. BATC has neither granted nor assumed any other warranties, guarantees, duties, liabilities or obligations, either express, implied, statutory, at law or in equity.

(b)	BATC shall, under no circumstances, be liable for special, incidental, exemplary, punitive, or consequential damages, including, but not limited to, loss of profit or anticipated revenue, interest, loss of use, loss by reason of non-operation or service, cost of substitute materials or equipment, nonconforming or defective goods or services furnished hereunder or other such claims arising from any cause whatsoever, whether or not such loss or damage is based in contract, warranty, tort (including negligence), strict liability, indemnity or otherwise. Earthwatch shall indemnify and hold BATC harmless from any such damages as may be claimed by any direct or indirect customer of Earthwatch.

(c)	The total liability of BATC for all claims of any kind, whether based in contract, warranty, tort (including negligence), strict liability, indemnity or otherwise, arising out of, connected with or resulting from BATC’s performance or breach of this Contract or from nonperformance of the goods or services furnished under this Contract, shall in no event exceed the total consideration for the goods and services furnished hereunder.
Article 16. Assignment
Earthwatch shall not assign the Contract or any benefits arising therefrom without the prior written consent of BATC. This provision against assignment shall not apply to the sale or merger of either party with a third party.
Article 17. Entire Agreement
This Contract constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supercedes and cancels all previous agreements, negotiations, commitments and/or representations made among the parties hereto either oral or in writing. This Contract cannot be altered, amended, modified or supplemented except by written instrument or instruments signed by respective duly authorized representatives of the parties hereto.

Article 18. No Third Party Beneficiaries
Each of the provisions of this Agreement is for the sole and exclusive benefit of the parties hereto assigned respectively, as their interests may appear, and shall not be deemed for the benefit of any other person or entity or group of persons or entities.
Article 19. Severability
The provisions of this Contract shall be deemed to be severable, and any invalidity of any provision of this Contract shall not affect the validity of the remaining provisions of this Contract.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their respective duly authorized representatives as of the date first above written.
EARTHWATCH, INCORPORATED

By:	/s/ Richard N. Herring	2/29/96

	Richard N. Herring	Date
Chief Executive Officer
BALL AEROSPACE & TECHNOLOGIES CORPORATION

By:	/s/ E. L. Vande Noord	3/4/96

	E. L. Vande Noord	Date
Senior Vice President
General Manager

Amendment
TO
Contract 9602-0117
Between
DIGITALGLOBE, INC.
And
BALL AEROSPACE & TECHNOLOGIES CORP.
This Amendment incorporates the following changes to Contract 9602-0117 (the “Contract”) between DigitalGlobe, Inc. and Ball Aerospace & Technologies Corp. All terms not noted as changed by this amendment remain in force.
1)	Replace Article 2 “Price” in its entirety with the following:

Article 2.1 Labor

The actual price to be invoiced by BATC and paid by DigitalGlobe will be equal to the total labor expended by the identified labor categories at the labor hour prices identified as follows:

Engineering (EN)
[**Redacted**]

Production and Test (P&T)
[**Redacted**]
2.2 Materials
All materials and other direct costs (ODC), shall be at BATC’s actual costs plus [**Redacted**].
2)	Article 4 “Period of Performance” is amended as follows:

Article 4 Period of Performance

Extend the period of performance by one (1) year from 31 December 2007 to 31 December 2008. The total period of performance is from 01 March 1996 to 31 December 2008.
IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their respective duly authorized representative as of the date if the last signature below.
DigitalGlobe, Inc.

By:	/s/ S.S. Scott	Date: March 6, 2008

Ball Aerospace & Technologies Corp.

By:	/s/ T.H. Lapotosky	Date: March 19, 2008

Amendment C4 2007
TO
Contract 9602-0117
Between
DIGITALGLOBE, INC.
And
BALL AEROSPACE & TECHNOLOGIES CORP.
This Amendment incorporates the following changes to Contract 9602-0117 (the “Contract”) between DigitalGlobe, Inc. and Ball Aerospace & Technologies Corp. All terms not noted as changed by this amendment remain in force.
1)	Replace Article 2 “Price” in its entirety with the following:

Article 2.1 Labor

The actual. price to be invoiced by BATC and paid by DigitalGlobe will be equal to the total labor expended by the identified labor categories at the labor hour prices identified as follows:

Engineering (EN)
[**Redacted**]

Production and Test (P&T)
[**Redacted**]
2.2 Materials
All materials and other direct costs (ODC), shall be at BATC’s actual costs plus [**Redacted**].
2)	Article 4 “Period of Performance” is amended as follows:

Article 4 Period of Performance

Extend the period of performance by one (1) year from 31 December 2006 to 31 December 2007. The total period of performance is from 01 March 1996 to 31 December 2007.
IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their respective duly authorized representative as of the date if the last signature below.
DigitalGlobe, Inc.

By:	/s/ Bettina Eckerle	Date: 06/06/2007

Ball Aerospace & Technologies Corp.

By:	/s/ T.H. Lapotosky	Date: 06/07/2007

Amendment 11
TO
Contract 9602-0117
Between
DIGITALGLOBE, INC.
And
BALL AEROSPACE & TECHNOLOGIES CORP.
This Amendment incorporates the following changes to Contract 9602-0117 (the “Contract”) between DigitalGlobe, Inc. and Ball Aerospace & Technologies Corp. All terms not noted as changed by this amendment remain in force.
1)	Replace Article 2 “Price” in its entirety with the following:

Article 2.1 Labor

The actual price to be invoiced by BATC and paid by DigitalGlobe will be equal to the total labor expended by the identified labor categories at the labor hour princes identified as follows;

Engineering (EN)
[**Redacted**]

Production and Test (P&T)
[**Redacted**]
2.2 Materials
All materials and other direct costs (ODC), shall be at BATC’s actual costs plus [**Redacted**].
2)	Article 4 “Period of Performance” is amended as follows:

Article 4 Period of Performance

Extend the period of performance by one (1) year from 31 December 2005 to 31 December 2006. The total period of performance is from 01 March 1996 to 31 December 2006.
IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their respective duly authorized representative as of the date if the last signature below.
DigitalGlobe, Inc.

By:	/s/ Bettina Eckerle	Date: 3/20/06

Ball Aerospace & Technologies Corp.

By:	/s/ T.H. Lapotosky	Date: 3/23/2006

AMENDMENT 10
to
CONTRACT 9602-0117
between
DIGITALGLOBE®, INC.
AND BALL AEROSPACE & TECHNOLOGIES CORP.
This Amendment incorporates the following changes to Contract 9602-0117 (the “Contract”) between DigitalGlobe, Inc. and Ball Aerospace & Technologies Corp. All other terms not noted as changed by this amendment remain in force.
1.)	Replace Article 2 Price in its entirety with the following:

Article 2 Price.
2.1	Labor
          The actual price to be invoiced by BATC and paid by DigitalGlobe will be equal to the total labor hours expended by the identified labor categories at the labor hour prices identified as follows:
[***Redacted***]
2.2	Materials
          All material and other direct costs (ODC), shall be at BATC’s actual costs plus [**Redacted**].
2)	Article 4 Period of Performance is amended as follows:

Article 4 Period of Performance.

Extend the period of performance by one (1) year from 31 December 2003 to 31 December 2004. The total period of performance now is from 1 March 1996 to 31 December 2004.
IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their respective duly authorized representatives as of the date of the last signature below.

AMENDMENT  10 to
CONTRACT 9602-0117

DIGITALGLOBE, INC.

By:	/s/ Shawn Thompson Shawn Thompson	6/29/04 Date
Senior Director of Legal Services

BALL AEROSPACE & TECHNOLOGIES CORP. COMMERCIAL SPACE OPERATIONS

By:	/s/ Torrence H. Lapotosky Torrence H. Lapotosky	06/25/2004 Date
CSO Contracts

AMENDMENT 9
to
CONTRACT 9602-0117
between
DIGITALGLOBE®, INC.
AND BALL AEROSPACE & TECHNOLOGIES CORP.
This Amendment incorporates the following changes to Contract 9602-0117 (the “Contract”) between DigitalGlobe, Inc. and Ball Aerospace & Technologies Corp. All other terms not noted as changed by this amendment remain in force.
1.)	Replace all references in the Contract to “EarthWatch Incorporated” with “DigitalGlobe, Inc.”.

2)	Article 4 Period of Performance is amended as follows:

Article 4 Period of Performance.

Extend the period of performance by one (1) year from 31 December 2002 to 31 December 2003. The total period of performance now is from 1 March 1996 to 31 December 2003.
IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their respective duly authorized representatives as of the date of the last signature below.

DIGITALGLOBE, INC.

By:	/s/ Shawn Thompson Shawn Thompson	5/8/03 Date
Director of Legal Services

BALL AEROSPACE & TECHNOLOGIES CORP. COMMERCIAL SPACE OPERATIONS

By:	/s/ James D. Elliot James D. Elliot	5/8/03 Date
Manager of Contracts / CSO

AMENDMENT 8
to
CONTRACT 9602-0117
between
EARTHWATCH INCORPORATED d/b/a DIGITALGLOBE®
AND BALL AEROSPACE & TECHNOLOGIES CORP.
This Amendment incorporates the following changes to Contract 9602-0117 between EarthWatch Incorporated, d/b/a DigitalGlobe and Ball Aerospace & Technologies Corp. All other terms not noted as changed by this amendment remain in force.
Article 4 Period of Performance is amended as follows:
Article 4 Period of Performance.
Extend the period of performance by one (1) year from 31 December 2001 to 31 December 2002. The total period of performance now is from 1 March 1996 to 31 December 2002.
IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their respective duly authorized representatives as of the date of the last signature below.

EARTHWATCH INCORPORATED d/b/a DigitalGlobe

By:	/s/ Robin K. Gunoe Reape Robin K. Gunoe Reape	1/2/02 Date
Sr. Legal Counsel

BALL AEROSPACE & TECHNOLOGIES CORP. COMMERCIAL SPACE OPERATIONS

By:	/s/ Stephen J. Sorden Stephen J. Sorden	12-26-01 Date
Contracts Manager

CSO.01.SJS.002
January 4, 2001
EarthWatch Incorporated
1900 Pike Road
Longmont, CO 80501

Attention:	Robin K Gunoe Reape	Phone: (303) 702-5538
Contracts and Regulatory
Compliance Manager

Subject:	Amendment Seven (7) to Contract 9602-0117
Article 4 Period of Performance is hereby modified to extend the period by one (1) year from 31 December 2000 to 31 December 2001. The total period of performance now is 1 March 1996 to 31 December 2001.
Except as modified herein, the provisions of the original order as heretofore amended remain in full force and effect.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of the date of the last signature below

EARTHWATCH INCORPORATED

By:	/s/ Shawn Thompson Shawn Thompson	Date: 1/5/01
Director of Contracts

BALL AEROSPACE & TECHNOLOGIES CORP. COMMERCIAL SPACE OPERATIONS

By:	/s/ Stephen J. Sorden Stephen J. Sorden	Date: 1-4-01
Contracts Manager

AMENDMENT 6
to
CONTRACT 9602-0117
between
EARTHWATCH, INC. AND BALL AEROSPACE AND TECHNOLOGIES CORP.
for the
ENGINEERING SERVICES
This Amendment incorporates the following changes to the Contract as changed by Amendment 1 of 2 February 1997, Amendment 2 of 11 February 1998, Amendment 3 of 6 March 1998, Amendment 4 of 15 January 1999, and Amendment 5 of 25 January 1999. The changes are identified by the relevant article number. All other terms not noted as changed by this Amendment remain in force.
Article 1 Services, add the following subsection:
1.1 Service Orders.
Service Orders are issued for the performance of work under this contract and are incorporated into this Contract. Each service order will be dated, contain anticipated start and completion dates, include a Statement of Work, a list of deliverables, and a suggested funding profile. BATC’s response is due within five (5) working days of issue and not later than five (5) working days prior to the start date to allow for a negotiation and agreement period. Each service order will be mutually agreed on by signature of both parties prior to completion and delivery.
Article 2 Price is amended as follows:
Article 2 Price.
All labor, material and other direct costs (ODC), including travel, shall be at BATC’s actual costs plus burdens, and profit at [**Redacted**]. The guideline average composite labor hour price is [**Redacted**]. This rate is for funding guidance and will be updated periodically to reflect actual prices.
Article 4 Period of Performance is amended as follows:
Article 4 Period of Performance.
Extend the period of performance through 31 December 2000. The total period of performance now is from 1 March 1996 to 31 December 2000.

1 of 3

Contract 9602-0117
Amendment 6
Article 20 Changes is amended as follows:
Article 20 Changes.
Changes to this Contract or any of its Service Orders shall be in writing and binding on the parties when signed by their respective authorized representatives.
Article 20.1
EarthWatch may direct changes within the general scope of the Contract that affect a Service Order.
Article 20.2
Changes that modify the completion, Statement of Work, or funding profile of a Service Order will be negotiated between the parties and result in mutually agreeable adjustments.

2 of 3

Contract 9602-0117
Amendment 6
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of the date of the last signature below.

EARTHWATCH INCORPORATED

By:	/s/ Shawn Thompson	1/6/00

Date

BALL AEROSPACE & TECHNOLOGIES CORP. AEROSPACE SYSTEMS DIVISION

By:	/s/ Raul A. Rossell	01/05/2000

	Raul A. Rossell	Date
Manager of Contracts
Commercial Space Operations

3 of 3

AMENDMENT 5
to
CONTRACT 9602-0117
between
EARTHWATCH, INC. AND BALL AEROSPACE AND TECHNOLOGIES CORP.
for the
ENGINEERING SERVICES
This Amendment incorporates the following changes to the Contract.
Page 4, Article 2.1 “Labor”
Page 5, Article 2.3 “Other Direct Costs (ODC)”
Page 4, Article 4 “Period of Performance”
Entire Agreement. This Amendment, including the EXHIBITS hereto constitute the entire understanding of the parties with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH, INCORPORATED

By:	/s/ Herbert F. Satterke, III	1/25/99

Date

BALL AEROSPACE SYSTEMS DIVISION

By:	/s/ T.H. Lapotosky	01/25/99

	T.H. Lapotosky	Date
Director, Contracts & Government Compliance

Amendment No. 5
Contract #9602-0117

2.1 Labor
All Labor charges shall be a BATC’s actual labor costs plus burdens and profit at [**Redacted**]. The following hourly rates represent the average selling price per labor hour for each of the available labor categories:
1999 Labor Rates by Category with 1999 Applied pricing Rates
[***Redacted***]
Sample Calculations (Engineering Category)
[***Redacted***]
Sample Calculations (Engineering Category)
[**Redacted**]
2.3.1 Travel
Travel costs including airfare, automobile rental, lodging, meals, and miscellaneous expense will be charged at BASD’s actual costs as defined in BATC Directive and Procedure No. D&P 10.3, dated May 1, 1992 as amended, plus burdens at [**Redacted**] plus profit at [**Redacted**].
Article 4 — Period of Performance
Change the first sentence to read: “The term of this Contract is from 1 March 1996 through 31 December 1999.”

AMENDMENT 4
to
CONTRACT 9602-0117
between
EARTHWATCH, INC. AND BALL AEROSPACE AND TECHNOLOGIES CORP.
for the
ENGINEERING SERVICES
This Amendment incorporates the following changes to the Contract.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of Tuesday, February 17, 1998.
EARTHWATCH, INCORPORATED

By:	/s/ Herbert F. Satterlee, III	1/15/99

Date
BALL AEROSPACE SYSTEMS DIVISION

By:	/s/ T.H. Lapotosky	8/17/98

	T.H. Lapotosky	Date
Director, Contracts & Government Compliance

Amendment No. 4
Contract # 9602-0117

2.2 Materials
All material charges shall be at BATC’s actual costs plus burdens at [**Redacted**] plus profit at [**Redacted**].
Sample Calculations:
[**Redacted**]
2.3 Other Direct Costs (ODC)
ODC charges such as expenditures for telephone, mailing, computer time and miscellaneous expenses shall be charged at BATC’s actual cost plus burdens at [**Redacted**] plus profit at [**Redacted**].
2.3.1 Travel
Travel costs including airfare, automobile rental, lodging, meals and miscellaneous expenses will be charged at BATC’s actual costs as defined in BATC Directive and Procedure No. D&P 10.03, dated May 1, 1992 as amended, plus burdens at [**Redacted**] plus profit at eight [**Redacted**].
Article 3 Payment
Payment will be made by EarthWatch within net 30 days after the date of BATC’s monthly invoice to:
Ball Corporation
10 Longs Peak Drive
Broomfield, CO 80021
Article 4 Period of Performance
The term of this Contract is from 1 March 1996 through 31 December 1998. Any work requested that will require performance beyond this date will require a written amendment to this contract.

AMENDMENT 3
to
CONTRACT 9602-0117
between
EARTHWATCH, INC. AND BALL AEROSPACE AND TECHNOLOGIES CORP.
for the
ENGINEERING SERVICES
This Amendment incorporates the following changes to the Contract.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of Tuesday, February 17, 1998.
EARTHWATCH, INCORPORATED

By:	/s/ Barbara Keller	3-6-98
Date
BALL AEROSPACE SYSTEMS DIVISION

By:	/s/ T.H. Lapotosky T.H. Lapotosky	2/17/98 Date
Director, Contracts & Government Compliance

Contract #9602-0117
Amendment No. 3
Article 2 Price
The price of the Services is exclusive of all sales, use, value added, excise, privilege, personal property or other taxes or duties occasioned by the use of the Services.
2.1 Labor
All labor charges shall be at BATC’s actual labor costs plus burdens and profit at [**Redacted**]. The following hourly rates represent the average selling price per labor hour for each of the available labor categories:
1998 Labor Rates
[***Redacted***]
Sample Calculations (Engineering Category)
[***Redacted***]

2

Contract #9602-0117
Amendment No. 3
2.2 Materials
All material charges shall be at BATC’s actual costs plus burdens at [**Redacted**]. Profit shall not be included in Material charges.
Sample Calculations:
[**Redacted**]
2.3 Other Direct Costs (ODC)
ODC charges such as expenditures for telephone, mailing, computer time and miscellaneous expenses shall be charged at BATC’s actual cost plus burdens at [**Redacted**]. Profit shall not be included in ODC charges.
2.3.1 Travel
Travel costs including airfare, automobile rental, lodging, meals and miscellaneous expenses will be charged at BATC’s actual costs as defined in BATC Directive and Procedures No. D&P 10.03, dated May 1, 1992 as amended, plus burdens at [**Redacted**]. Profit shall not be included in travel charges.
Article 3 Payment
Payment will be made by EarthWatch within net 30 days after the date of BATC‘s monthly invoice to:
Ball Corporation
10 Longs Peak Drive
Broomfield, CO 80021
Article 4 Period of Performance
The term of this Contract is from 1 March 1996 through 31 December 1998. Any work requested that will require performance beyond this date will require a written amendment to this contract.

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AMENDMENT 2
to
CONTRACT 9602-0117
between
EARTHWATCH, INC. AND BALL AEROSPACE AND TECHNOLOGIES CORP.
for the
ENGINEERING SERVICES
This Amendment incorporates the following changes to the Contract. The changes are identified by the relevant article number.
Article 4 is amended to extend the period of performance until December 31, 1998.
ARTICLE 4 PERIOD OF PERFORMANCE
The article is amended to extend the period of performance through 31 December 1998. The total period of performance now is from 1 March 1996 to 31 December 1998.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of Wednesday, February 4, 1998.
EARTHWATCH, INCORPORATED

By:	/s/ Barbara S. Keller	2-11-98
Date
BALL AEROSPACE SYSTEMS DIVISION

By:	/s/ T.H. Lapotosky T.H. Lapotosky	2/4/98 Date
Director, Contracts & Government Compliance

AMENDMENT 1
to
CONTRACT 9602-0117
between
EARTHWATCH, INC. AND BALL AEROSPACE AND TECHNOLOGIES CORP.
for the
ENGINEERING SERVICES
This Amendment incorporates the following changes to the Contract. The changes are identified by the relevant article number.
Article 2.1 is deleted in its entirety and replaced with the following:
2.1 Labor
All labor charges shall be at BATC’s actual labor costs plus burdens and profit at [**Redacted**]
Article 2.2 is amended as follows:
2.2 Materials
All material charges shall be at BATC’s actual cost plus burdens of [**Redacted**]. Sample calculations:
[**Redacted**]
Article 4 is amended to extend the period of performance until December 31, 1997.
ARTICLE 4 Period of Performance
The article is amended to extend the period of performance through 31 December 1997. The total period of performance now is from 1 March 1996 to 31 December 1997.

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Contract 9602-0117
Amendment 1
02/24/97
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of Monday, February 24, 1997.
EARTHWATCH, INCORPORATED

By:	/s/ Richard N. Herring Richard N. Herring	Date February 24, 1997
Chief Executive Officer
BALL AEROSPACE SYSTEMS DIVISION

By:	/s/ George Niquette George Niquette	2/28/97 Date
Manager, Contracts

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